UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 24, 2022

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 4505, 201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
203-849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).  ☐
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement
On March 24, 2022, Xerox Corporation (“Xerox Corp.”) and its parent company, Xerox Holdings Corporation (the “Company”), entered into Amendment No. 4 to Credit Agreement (the “Amendment”) with Citibank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto. The Amendment amended the Amended and Restated Credit Agreement, dated as of August 9, 2017 (the “Credit Agreement”), by and among Xerox Corp., the lenders party thereto from time to time, the Administrative Agent and other parties named therein. Among other things, the Amendment, which became effective on March 24, 2022, (i) reduced the aggregate amount of the revolving credit commitments under the Credit Agreement from $1.8 billion to $1.5 billion, and (ii) modified the financial covenants in the Credit Agreement to now
require that, during a specified covenant modification period (which began on January 1, 2022 and ends on the earlier of (a) June 30, 2022 and (b) the date on which Xerox Corp. delivers a written notice to the Administrative Agent electing to end such period (the “Covenant Modification Period”)), Xerox Corp. maintain unrestricted cash (as defined in the Amendment) at the end of each fiscal quarter in an amount not less than $500 million, and with respect to each fiscal quarter ending during the Covenant Modification Period, Xerox Corp. maintain a ratio of Net Debt for Borrowed Money (as defined in the Amendment) to consolidated EBITDA of not greater than 4.25:1.00, in lieu of the previously applicable 4.25:1.00 total debt for borrowed money to consolidated EBITDA ratio requirement.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the underlying agreement, which is filed as Exhibit 4.1 to this Current Report on
Form 8-K and
incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 4 to Credit Agreement, dated as of March 24, 2022, among Xerox Corporation, Xerox Holdings Corporation, certain Lenders signatory thereto, and Citibank, N.A., as administrative agent.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By: /s/ Douglas H. Marshall
Name: Douglas H. Marshall
Title: Assistant Secretary
Date: March 25, 2022

XEROX CORPORATION

By: /s/ Douglas H. Marshall
Name: Douglas H. Marshall
Title: Assistant Secretary
Date: March 25, 2022